BRITISH COLUMBIA
BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

Cover Sheet

ZENLABS HOLDINGS INC.

Confirmation of Service

Form Filed:	Notice of Change of Directors
Date and Time of Filing:	January 2, 2020 02:31 PM Pacific Time
Name of Company:	ZENLABS HOLDINGS INC.
Incorporation Number:	**BC1199748**

This package contains:

- Certified Copy of the Notice of Articles

Check your documents carefully to ensure there are no errors or omissions. If errors or omissions are discovered, please contact the Corporate Registry for instructions on how to correct the errors or omissions.

BRITISH COLUMBIA | BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

CERTIFIED COPY
Of a Document filed with the Province of
British Columbia Registrar of Companies

CAROL PREST

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: January 2, 2020 02:31 PM Pacific Time

Incorporation Number: **BC1199748**

Recognition Date and Time: Incorporated on March 4, 2019 03:50 PM Pacific Time

NOTICE OF ARTICLES

Name of Company:

ZENLABS HOLDINGS INC.

REGISTERED OFFICE INFORMATION

Mailing Address:
#704 - 595 HOWE STREET, BOX 35
VANCOUVER BC V6C 2T5
CANADA

Delivery Address:
#704 - 595 HOWE STREET
VANCOUVER BC V6C 2T5
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
#704 - 595 HOWE STREET, BOX 35
VANCOUVER BC V6C 2T5
CANADA

Delivery Address:
#704 - 595 HOWE STREET
VANCOUVER BC V6C 2T5
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
DICKHOUT, CRAIG

Mailing Address:	**Delivery Address:**
2301 ORCHARD DRIVE NEWPORT BEACH CA 92660 UNITED STATES	2301 ORCHARD DRIVE NEWPORT BEACH CA 92660 UNITED STATES

Last Name, First Name, Middle Name:
METZ, KARL

Mailing Address:	**Delivery Address:**
1311 S. OLA VISTA SAN CLEMENTE CA 92057 UNITED STATES	1311 S. OLA VISTA SAN CLEMENTE CA 92057 UNITED STATES

Last Name, First Name, Middle Name:
BOSHART, MICHAEL

Mailing Address:	**Delivery Address:**
6422 LOCHMOOR DRIVE SAN DIEGO CA 92120 UNITED STATES	6422 LOCHMOOR DRIVE SAN DIEGO CA 92120 UNITED STATES

RESOLUTION DATES:

Date(s) of Resolution(s) or Court Order(s) attaching or altering Special Rights and Restrictions attached to a class or a series of shares:

May 21, 2019

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Preferred Shares	Without Par Value With Special Rights or Restrictions attached
2.	No Maximum	Subordinate Voting Shares	Without Par Value With Special Rights or Restrictions attached

3.	No Maximum	Multiple Voting Shares	Without Par Value With Special Rights or Restrictions attached